Exhibit 32.2
CERTIFICATION PURSUANT TO TITLE 18
UNITED STATES CODE SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of AMTROL Inc (the “Company”) on Form 10-Q for the period ended April 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Joseph L. DePaula, Chief Financial Officer of the Company, hereby certifies, pursuant to Title 18 U.S.C. section 1350, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2006	By:	/s/JOSEPH L. DEPAULA
Joseph L. DePaula,
Executive Vice President, Chief Financial Officer,and Treasurer

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